UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 15, 2022

Spirit AeroSystems Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3801 South Oliver, Wichita, Kansas 67210
(Address of principal executive offices)(zip code)

(316) 526-9000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	SPR	New York Stock Exchange

Item 2.02. Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure

Change to Organizational Structure

On September 30, 2021, Spirit AeroSystems Holdings, Inc. (the “Company”) announced a new organizational structure to focus on growth in the key markets that it serves. Under the new structure, the Company has three primary segments: Commercial, Defense & Space, and Aftermarket. The new organizational structure and leadership changes to support the new structure became effective October 1, 2021.

 Supplemental Information

The Company is providing Exhibit 99.1 to this Current Report on Form 8-K, as supplemental information, unaudited historical segment revenues and segment operating income, and unaudited changes in estimate, as restated to reflect the new segment structure described above, for each quarter of the Company’s fiscal years 2019, 2020, and 2021. Exhibit 99.1 is furnished herewith and is incorporated herein by reference. The segment reorganization has no impact to the Company’s previously reported consolidated statements of operations, statements of comprehensive income, balance sheets, statements of changes in stockholder equity, or statements of cash flows. The Company did not operate under the reorganized segment structure for any of these prior periods, other than the three month period ended December 31, 2021. The information in this Current Report on Form 8-K, including Exhibit 99.1, should be read in conjunction with the Company’s Annual Report on Form 10-K for fiscal year 2021.
The information in Item 2.02 and Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

 (d) Exhibits

Furnished

Exhibit 99.1 — Unaudited Historical Segment Revenues and Segment Operating Income, and Unaudited Changes in Estimate, as Restated to Conform to New Segment Presentation

Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

Date: February 15, 2022	/s/ Mark J. Suchinski
Mark J. Suchinski
Senior Vice President and Chief Financial Officer

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